Supplement dated December 19, 2011
to the
Evermore Funds Trust
Prospectus and Statement of Additional Information dated April 30, 2011

Evermore Global Advisors, LLC (the “Adviser”), the investment adviser to the Evermore European Value Fund (the “Fund”), has recommended that, in light of the Fund’s size and limited prospects for future growth, the Fund be liquidated.  Accordingly, the Fund’s Board of Trustees has adopted a plan of liquidation and termination for the Fund.  Please note that the Fund will liquidate and terminate as of the close of business (4:00 p.m. Eastern Time) on January 31, 2012.  You are welcome, however, to either (1) redeem your shares or (2) exchange your shares with another Fund in the Evermore Funds Trust, before that date.

In anticipation of the liquidation, the Fund will no longer accept purchases into the Fund after December 30, 2011.  In addition, the Adviser plans to shortly begin an orderly transition of the portfolio to cash and cash equivalents and the Fund will thereafter no longer be pursuing its investment objective.  Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus.  Fund shares not redeemed or exchanged by the close of business (4:00 p.m. Eastern Time) on January 31, 2012, will automatically be redeemed and net cash proceeds will be sent to the address of record.

The distribution of the liquidation proceeds will be a taxable event for shareholders who hold their Fund shares in a taxable account, with the result that each of them will recognize a taxable gain or loss for federal, and possibly state and local income tax purposes, depending on the shareholder’s adjusted basis in his or her shares.

If you hold your shares in an IRA account, you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Fund’s transfer agent at 866-EVERMORE (866-383-7667) prior to January 31, 2012, of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

You should consult with your tax advisor on the consequences of the liquidation to you.  Checks will be issued to all shareholders of record as of the close of business on January 31, 2012.

Please contact the Fund at 866-EVERMORE (866-383-7667) if you have any questions.

*           *           *           *           *

Please retain this supplement for future reference.